UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 29, 2005

GEOKINETICS INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-9268	No. 94-1690082
(Commission File Number)	(IRS Employer Identification No.)

One Riverway, Suite 2100 Houston, Texas	77056
(Address of Principal Executive Offices)	(Zip Code)

(713) 850-7600

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01:                                       Entry into a Material Definitive Agreement.

On July 29, 2005, Geokinetics Inc., a Delaware corporation (“Geokinetics”), entered into a Stock Purchase Agreement (the “Stock Purchase Agreement”) with SCF-III, L.P., a Delaware limited partnership (“SCF”), and James White, an individual resident of Houston, Texas (“White” and together with SCF, the “Sellers”), pursuant to which Geokinetics has agreed to purchase all of the outstanding common shares of Trace Energy Services Ltd. (“Trace”).

The Stock Purchase Agreement provides that Geokinetics will purchase all outstanding shares of Trace for CDN $35,000,000 in cash, subject to certain adjustments, and 1,000,000 shares of Geokinetics Common Stock, $.01 par value per share (“Common Stock”).  Geokinetics has agreed to provide the Sellers with certain rights to register such shares of Common Stock under the Securities Act of 1933, as amended, and applicable state securities laws.

Closing of the transaction is subject to certain conditions contained in the Stock Purchase Agreement, including receipt of satisfactory financing by Geokinetics. Closing of the transaction is expected to occur during the fourth quarter of 2005.

The foregoing description of the Stock Purchase Agreement is qualified in its entirety by reference to the Stock Purchase Agreement, a copy of which is attached to this Report as Exhibit 10.1 and is incorporated herein by reference.

Item 8.01                                           Other Events.

On August 1, 2005 the Company issued a press release announcing that Geokinetics and the Sellers consummated the sale and purchase of all of the stock of Trace.  The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01:                                       Financial Statements and Exhibits.

(a)                                 Not applicable.

(b)                                 Not applicable.

(c)                                  Exhibits.

10.1                        Stock Purchase Agreement, dated July 29, 2005, by and among Geokinetics Inc., SCF-III, L.P., and James White.*

99.1                        Press Release of Geokinetics Inc. dated August 1, 2005.**

*                 All schedules and exhibits to this Exhibit  have been omitted in accordance with Regulation S-K Item 601(b)(2)(17) C.F.R. §229.601(b)(2).  The Company agrees to furnish supplementally a copy of all omitted schedules and exhibits to the Securities and Exchange Commission upon its request.

**          Exhibit 99.1 and the information included in it shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as may be expressly set forth by specific reference in this Report.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GEOKINETICS INC.

Date: August 4, 2005	By:	/s/ Thomas J. Concannon
Thomas J. Concannon, Vice President and
Chief Financial Officer

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